                                                                     EXHIBIT 3.2

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I
                                   ---------

OFFICES

Section 1.   Registered Office.............................................    1
Section 2.   Other Offices.................................................    1

                                  ARTICLE II
                                  ----------

MEETING OF STOCKHOLDERS

Section 1.   Place of Meetings.............................................    1
Section 2.   Annual Meetings...............................................    1
Section 3.   Notice of Annual Meetings.....................................    3
Section 4.   Special Meetings..............................................    3
Section 5.   Notice of Special Meetings....................................    3
Section 6.   Quorum........................................................    3
Section 7.   Organization..................................................    4
Section 8.   Order of Business.............................................    4
Section 9.   Voting........................................................    5
Section 10.  List of Stockholders..........................................    6
Section 11.  Inspectors of Votes...........................................    6
Section 12.  Actions Without a Meeting.....................................    6

                                  ARTICLE III
                                  -----------

BOARD OF DIRECTORS

Section 1.   Powers........................................................    7
Section 2.   Number, Qualification and Term of Office......................    7
Section 3.   Resignations..................................................    7
Section 4.   Removal of Directors..........................................    7
Section 5.   Vacancies.....................................................    8

MEETINGS OF THE BOARD OF DIRECTORS

Section 6.   Place of Meetings.............................................    9
Section 7.   Annual Meetings...............................................    9
Section 8.   Regular Meetings..............................................    9
Section 9.   Special Meetings; Notice......................................    9
Section 10.  Quorum and Manner of Acting...................................    9
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Section 11.  Remuneration..................................................    9

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COMMITTEES OF DIRECTORS

Section 12.  Executive Committee: How Constituted and Powers...............   10
Section 13.  Organization..................................................   10
Section 14.  Meetings......................................................   10
Section 15.  Quorum and Manner of Acting...................................   11
Section 16.  Other Committees..............................................   11
Section 17.  Alternate Members of Committees...............................   11
Section 18.  Minutes of Committees.........................................   11

GENERAL

Section 19.  Actions Without a Meeting.....................................   12
Section 20.  Presence at Meeting by Means of Communication Equipment.......   12

                                  ARTICLE IV
                                  ----------

NOTICES

Section 1.   Type of Notice................................................   12
Section 2.   Waiver of Notice..............................................   12

                                   ARTICLE V
                                   ---------

OFFICERS

Section 1.   Elected and Appointed Officers................................   12
Section 2.   Time of Election or Appointment...............................   13
Section 3.   Salaries of Elected Officers..................................   13
Section 4.   Term..........................................................   13
Section 5.   Duties of the Chairman of the Board...........................   13
Section 6.   Duties of the President.......................................   13
Section 7.   Duties of Vice President......................................   14
Section 8.   Duties of Assistant Vice Presidents...........................   14
Section 9.   Duties of the Secretary.......................................   14
Section 10.  Duties of Assistant Secretaries...............................   14
Section 11.  Duties of the Controller......................................   15
Section 12.  Duties of Assistant Controllers...............................   15

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                                  ARTICLE VI
                                  ----------

INDEMNIFICATION

Section 1.   Actions Other Than by or in the Right of the Corporation......   15
Section 2.   Actions by or in the Right of the Corporation.................   16
Section 3.   Determination of Right to Indemnification.....................   16
Section 4.   Right to Indemnification......................................   16
Section 5.   Prepaid Expenses..............................................   17
Section 6.   Other Rights and Remedies.....................................   17
Section 7.   Insurance.....................................................   17
Section 8.   Mergers.......................................................   17

                                  ARTICLE VII
                                  -----------

CERTIFICATES OF STOCK

Section 1.   Right to Certificate..........................................   18
Section 2.   Facsimile Signatures..........................................   18
Section 3.   New Certificates..............................................   18
Section 4.   Transfers.....................................................   18
Section 5.   Record Date...................................................   19
Section 6.   Registered Stockholders.......................................   19

                                 ARTICLE VIII
                                 ------------

GENERAL PROVISIONS

Section 1.   Dividends.....................................................   19
Section 2.   Reserves......................................................   19
Section 3.   Annual Statement..............................................   19
Section 4.   Checks........................................................   20
Section 5.   Fiscal Year...................................................   20
Section 6.   Corporate Seal................................................   20

                                  ARTICLE IX
                                  ----------

AMENDMENTS.................................................................   20

                                      iii
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                                   ARTICLE I

                                    OFFICES

     Section 1. Registered Office. The registered office of the Corporation
     ---------- -----------------
shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. Other Offices. The Corporation may also have offices at such
     ---------- -------------
other place or places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II

                            MEETING OF STOCKHOLDERS

     Section 1. Place of Meetings. All meetings of the stockholders for the
     ---------- -----------------
election of directors shall be held in the City of Dallas, State of Texas, at such place within such city as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver or notice thereof.

     Section 2.  Annual Meetings.
     ----------  ---------------

     (a) Annual meetings of stockholders shall be held on such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which the stockholders shall elect by a plurality vote by written ballot a Board of Directors and transact such other business as may properly be brought before the meeting, all as set forth in paragraphs (b) and (c) below of this Section 2.

     (b) At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty
(120) calendar days in advance of the date specified in the Corporation's proxy statement released to stockholders in connection with the previous year's annual

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meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting date or ten (10) calendar days following the date on which public announcement of the date of the annual meeting is first made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal.
Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 2. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case

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pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded."

     Section 3. Notice of Annual Meetings. Written notice of the annual meeting,
     ---------- -------------------------
stating the place, date and hour of the meeting, shall be given to each stockholder of record entitled to vote at such meeting not less than ten or more than 60 days before the date of the meeting.

     Section 4. Special Meetings. Special meetings of the stockholders for any
     ---------- ----------------
purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time by order of the Board of Directors and shall be called by the Chairman of the Board, the President or the Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 5. Notice of Special Meetings. Written notice of a special meeting,
     ---------- --------------------------
stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at such meeting not less than ten nor more than 60 days before the date of the meeting.

     Section 6. Quorum. Except as otherwise provided by statute or the
     ---------- ------
Certificate of Incorporation, the holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy shall have power to adjourn the meeting from time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is

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fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 7. Organization. Meetings of stockholders shall be presided over by
     ---------- ------------
the Chairman of the Board, if any, or in his absence by the Chief Executive Officer, if any, or in his absence by the President, if any, or in his absence by an Executive Vice President, if any, or in the absence of the foregoing persons by a chairman designed by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote thereat. The Secretary or in his absence an Assistant Secretary or in the absence of the Secretary and all Assistant Secretaries a person whom the chairman of the meeting shall appoint shall act as secretary of the meeting and keep a record of the proceedings thereof.

     The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on a participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure."

     Section 8. Order of Business. The order of business at annual meetings of
     ---------- -----------------
stockholders and, so far as practicable, at other meetings of stockholders shall be as follows unless changed by the vote of a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat:

     (a)  Call to order.

     (b)  Proof of due notice of meeting.

     (c)  Determination of quorum and examination of proxies.

     (d)  Announcement of availability of list of stockholders.

     (e)  Reading and disposing of minutes of last meeting of stockholders.

     (f)  Announcement of purposes for which the meeting was called.

     (g)  Nomination of directors.

     (h) Entertainment of motions with respect to other business that, in the case of an annual meeting, has been properly brought before the meeting as set forth in Section 2 of this Article II.

     (i)  Opening of polls or voting and collection of ballots.

     (j)  Reports of officers and committees.

     (k)  Report of voting judges.

     (l)  Other business.

     (m)  Adjournment.

     Section 9. Voting. Except as otherwise provided in the Certificate of
     ---------- ------
Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5 of Article VII of these By-Laws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the Corporation may be given at any meeting of the stockholders by the stockholder entitled thereto, in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto duly authorized and delivered to the Secretary of the Corporation or to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders all matters, except where other provision is made by law, the Certificate of Incorporation or these By-Laws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such

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vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

     Section 10. List of Stockholders. It shall be the duty of the Secretary or
     ----------- --------------------
other officer of the Corporation who shall have custody of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to said meeting, either at a place within the city where said meeting is to be held, which place shall be specified in the notice of said meeting, of, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     Section 11. Inspectors of Votes. At each meeting of the stockholders, the
     ----------- -------------------
chairman of such meeting may appoint two Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithful to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and after the balloting thereat on any question shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

     Section 12. Actions Without a Meeting. Any action required to be taken at
     ----------- -------------------------
any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

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                                  ARTICLE III

                              BOARD OF DIRECTORS

     Section 1. Powers. The business and affairs of the Corporation shall be
     ---------- ------
managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these By-Laws directed or required to be exercised or done by the stockholders.

     Section 2. Number, Qualification and Term of Office. The number of
     ---------- ----------------------------------------
directors which shall constitute the whole Board of Directors shall not be less than three and shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in the previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). The directors shall be divided into three classes as nearly equal in number as possible as set forth in the Corporation's Certificate of Incorporation, as amended. Directors need not be stockholders. At each annual meeting of stockholders following the initial classification and election of directors as set forth in the Corporation's Certificate of Incorporation, as amended, each director elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after his election and until his successor is elected and qualified or until his death or retirement or until he shall resign or shall be removed in the manner hereinafter provided. Such election shall be by written ballot.

     Notwithstanding any other provisions of the By-Laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation entitled to vote generally in the election of directors (hereinafter referred to as the "Voting Stock") required by law or the Corporation's Certificate of Incorporation or the resolution or resolutions of the Board of Directors relating to the issuance thereof, the affirmative vote of the holders of at least 60% of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend, repeal, or adopt any provision inconsistent with this Section 2 of Article III.

     Section 3. Resignations. Any director may resign at any time by giving
     ---------- ------------
written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 4. Removal of Directors. Subject to the right of the holders of any
     ---------- --------------------
particular class or series of Voting Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote by written ballot of the holders of at least a majority of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class. The vacancy in the Board of Directors caused by any such removal shall be filled by the Board of Directors as provided in Section 5 of this Article III.

     Notwithstanding any other provisions of the By-Laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of Voting Stock required by law or the Corporation's Certificate of Incorporation or the resolution or resolutions of the Board of Directors relating to the issuance thereof, the affirmative vote of the holders of at least 60% of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend, repeal, or adopt any provision inconsistent with this Section 4 of Article III.

     Section 5. Vacancies. Subject to the rights of the holders of any class or
     ---------- ---------
series of the Voting Stock then outstanding, newly created directorship resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     Notwithstanding the foregoing, whenever the holders, if any of any series of preferred stock of the Corporation shall have the right to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of the Corporation's Certificate of Incorporation applicable thereto, or the resolution or resolutions of the Board of Directors relating to the issuance of such series of preferred stock, and such directors so elected shall not be divided into classes pursuant to Section 2 of Article III unless expressly provided by such terms or such resolution or resolutions.

     Notwithstanding any other provisions of the By-Laws or any provision of laws which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of Voting Stock required by law or the

Corporation's Certificate of Incorporation or the resolution or resolutions of the Board of Directors relating to the issuance thereof, the affirmative vote of the holders of at least 60% of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend, repeal, or adopt any provision inconsistent with this Section 5 of Article III.


                      MEETINGS OF THE BOARD OF DIRECTORS

     Section 6. Place of Meetings. The Board of Directors of the Corporation may
     ---------- -----------------
hold meetings, both regular and special, either within or without the State of Delaware.

     Section 7. Annual Meetings. The first meeting of each newly elected Board
     ---------- ---------------
of Directors shall be held immediately following the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 8. Regular Meetings. Regular meetings of the Board of Directors may
     ---------- ----------------
be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     Section 9. Special Meetings; Notice. Special meetings of the Board of
     ---------- ------------------------
Directors may be called by the Chairman of the Board, President or Secretary on 24 hours notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless or other form of recorded communication; special meetings shall be called by the Chairman of the Board, President, or Secretary in like manner and on like notice on the written request of two directors. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, telex, cable, wireless or other form of recorded communication, or if he shall be present at such meeting.

     Section 10. Quorum and Manner of Acting. At all meetings of the Board of
     ----------- ---------------------------
Directors, a majority of the directors at the time in office (but not less than one-third of the whole Board of Directors) shall constitute a quorum for, the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 11. Remuneration. Unless otherwise expressly provided by resolution
     ----------- ------------
adopted by the Board of Directors, none of the directors shall, as such, receive any stated remuneration for his services, but the Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, either as his annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for his attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by him on account of his attendance at any meeting. Nothing in this Section 11 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.


                            COMMITTEES OF DIRECTORS

     Section 12. Executive Committee: How Constituted and Powers. The Board of
     ----------- -----------------------------------------------
Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of Section 141 of The General Corporation Law of the State of Delaware, the Certificate of Incorporation and these By-Laws, the Executive Committee shall have and may exercise, when the Board is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all paper which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee or any other committee of directors, or to elect or approve officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of common stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

     Section 13. Organization. The Chairman of the Executive Committee, to be
     ----------- ------------
selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

     Section 14. Meetings. Regular meetings of the Executive Committee, of which
     ----------- --------
no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however if waived by him in writing or by telegraph, telex, cable, wireless or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article III, the Executive Committee, by resolution adopted by a majority of the whole Committee shall fix its own rules of procedure.

     Section 15. Quorum and Manner of Acting. A majority of the Executive
     ----------- ---------------------------
Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Committee.

     Section 16. Other Committees. The Board of Directors may, by resolution or
     ----------- ----------------
resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141 of The General Corporation Law of the State of Delaware, the Certificate of Incorporation and these By-Laws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee or any other committee or in their respective membership, appoint or remove officers of the Corporation, or authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights to the common stock of the Corporation pursuant to and in accordance with any plan approved by the Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power, to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time.

     Section 17. Alternate Members of Committees. The Board of Directors may
     ----------- -------------------------------
designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member of members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     Section 18. Minutes of Committees. Each committee shall keep regular
     ----------- ---------------------
minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.


                                    GENERAL

     Section 19. Actions Without a Meeting. Unless otherwise restricted by the
     ----------- --------------------------
Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

     Section 20. Presence at Meeting by Means of Communications Equipment.
     ----------- --------------------------------------------------------
Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 20 shall constitute presence in person at such meeting.


                                  ARTICLE IV

                                    NOTICES

     Section 1. Type of Notice. Whenever, under the provisions of the statutes,
     ---------- --------------
the Certificate of Incorporation or these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, in person or by mail, addressed to such director or stockholder, at his address as it appears on the record of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article III hereof and shall be deemed to be given at the time when first transmitted by the method of communication so permitted.

     Section 2. Waiver of Notice. Whenever any notice is required to be given
     ---------- ----------------
under the provision of the statutes, the Certificate of Incorporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether, before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director of stockholder by mail, telegraph, telex, cable, wireless or other form of recorded communication may constitute such a waiver.


                                   ARTICLE V

                                   OFFICERS

     Section 1. Elected and Appointed Officers. The elected officers of the
     ---------- ------------------------------
Corporation shall be a President, one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary and a Controller, and, if the Board of Directors so elects, a Chairman of the Board (who shall be a director). The Board of Directors or the Executive Committee of the Board of Directors by resolution also may appoint one or more Assistant Vice Presidents, Assistant Secretaries, Assistant Controllers, and such other officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation.

     Section 2. Time of Election or Appointment. The Board of Directors at its
     ---------- -------------------------------
annual meeting shall elect and appoint, as the case may be, officers to fill the positions designated in or pursuant to Section 1 of this Article V. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time.

     Section 3. Salaries of Elected Officers. The salaries of all elected
     ---------- ----------------------------
officers of the Corporation shall be fixed by the Board of Directors.

     Section 4. Term. Each officer of the Corporation shall hold his office
     ---------- ----
until his successor is elected or appointed and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors or the Executive Committee may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors or the appropriate committee thereof.

     Section 5. Duties of the Chairman of the Board. The Chairman of the Board,
     ---------- -----------------------------------
if one be elected, shall preside when present at all meetings of the Board of Directors and shall preside at meetings of the stockholders. He shall advise and counsel the President and other officers of the Corporation, and shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board of Directors.

     Section 6. Duties of the President. The President, subject to the
     ---------- -----------------------
provisions of these By-laws, shall have general supervision of the affairs of the Corporation and shall have general and active control of all its business. He shall preside, in the absence of the Chairman of the Board or any other person designated to do so by these By-Laws, at all meetings of the Board of Directors and at meetings of the stockholders. He shall see that all orders and resolutions of the Board of Directors and the stockholders are carried into effect. He shall have general authority to execute bonds, deeds and contracts in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these By-Laws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the President, and, in general, to exercise all the powers and authority usually appertaining to the president of a corporation, except as otherwise provided in these By-Laws.

     Section 7. Duties of Vice Presidents. In the absence of the President or in
     ---------- -------------------------
the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

     Section 8. Duties of Assistant Vice Presidents. In the absence of a Vice
     ---------- -----------------------------------
President or in the event of his inability or refusal to act, the Assistant Vice President (or in the event there shall be more than one, the Assistant Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such other powers as the Board of Directors, the President or the Vice President under whose supervision he is appointed may from time to time prescribe.

     Section 9. Duties of the Secretary. The Secretary shall attend all meetings
     ---------- -----------------------
of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or, by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

     Section 10. Duties of Assistant Secretaries. In the absence of the
     ----------- -------------------------------
Secretary or in the event of his inability or refusal to act, the Assistant Secretary (or, if there shall be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President or the Secretary may from time to time prescribe.

     Section 11. Duties of the Controller. The Controller shall have the custody
     ----------- ------------------------
of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Controller and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation. The Controller shall also have supervision of the accounting practices of the Corporation and of each subsidiary and division of the Corporation, and shall prescribe the duties and powers of the chief accounting personnel of the subsidiaries and divisions. He shall cause to be maintained an adequate system of financial control through a program of budget and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation and its subsidiaries and divisions shall be conducted with the maximum safety, efficiency and economy. He shall prepare a monthly report covering the operating results of the Corporation, its subsidiaries and divisions. The Controller shall be under the supervision of the Vice President, in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President or any such Vice President in charge of finance.

     Section 12. Duties of Assistant Controllers. The Assistant Controller or
     ----------- -------------------------------
Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers in the order designed by the Board of Directors, or in the absence of any designation, then in the order of their appointment), shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President or the Controller may from time to time prescribe.


                                  ARTICLE VI

                                INDEMNIFICATION

     Section 1. Actions Other Than by or in the Right of the Corporation. The
     ---------- --------------------------------------------------------
Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

     Section 2. Actions by or in the Right of the Corporation. The Corporation
     ---------- ---------------------------------------------
shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 3. Determination of Right to Indemnification. Any indemnification
     ---------- -----------------------------------------
under Sections 1 or 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     Section 4. Right to Indemnification. Notwithstanding the other provisions
     ---------- ------------------------
of this Article VI, to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section 5. Prepaid Expenses. Expenses incurred in defending a civil or
     ---------- ----------------
criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VI.

     Section 6. Other Rights and Remedies. The indemnification and advancement
     ---------- -------------------------
of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 7. Insurance. Upon resolution passed by the Board of Directors, the
     ---------- ---------
Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

     Section 8. Mergers. For purposes of this Article VI, references to "the
     ---------- -------
Corporation" shall include, in addition to the resulting or surviving corporation, constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.


                                  ARTICLE VII

                             CERTIFICATES OF STOCK

     Section 1. Right to Certificate. Every holder of stock in the Corporation
     ---------- --------------------
shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board, the President or a Vice President, and the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 2. Facsimile Signatures. Any of or all the signatures on the
     ---------- ---------------------
certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     Section 3. New Certificates. The Board of Directors may direct a new
     ---------- ----------------
certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

     Section 4. Transfers. Upon surrender to the Corporation or the transfer
     ---------- ---------
agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 5. Record Date. In order that the Corporation may determine the
     ---------- -----------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be less than ten nor more than 60 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order for business to have been properly brought before an annual meeting of stockholders by a stockholder pursuant to Section 2 of Article II of these Bylaws, such stockholder must be a stockholder on the record date, if any, fixed for such annual meeting.

     Section 6. Registered Stockholders. The Corporation shall be entitled to
     ---------- -----------------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person, whether or not provided by the laws of the State of Delaware.


                                 ARTICLE VIII

                              GENERAL PROVISIONS

     Section 1. Dividends. Dividends upon the capital stock of the Corporation,
     ---------- ---------
subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provision of the Certificate of Incorporation.

     Section 2. Reserves. Before payment of any dividend, there may be set aside
     ---------- --------
out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

     Section 3. Annual Statement. The Board of Directors shall present at each
     ---------- ----------------
annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

     Section 4. Checks. All checks or demands for money and notes of the
     ---------- ------
Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

     Section 5. Fiscal Year. The fiscal year of the Corporation shall be
     ---------- -----------
determined by the Board of Directors.

     Section 6. Corporate Seal. The corporate seal shall have inscribed thereon
     ---------- --------------
the name of the Corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced or otherwise.


                                  ARTICLE IX

                                  AMENDMENTS

     These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or the Board of Directors or at any special meeting of the stockholders or the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting.